UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report                            April 19, 2005
Date of earliest event reported           April 15, 2005

                          THE NEIMAN MARCUS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-19659                  95-4119509
----------------------------       ----------------         -------------------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)             Identification No.)

One Marcus Square
1618 Main Street, Dallas, Texas                                  75201
----------------------------------------                    --------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (214) 741-6911
                                                   -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

The information provided in Item 4.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 15, 2005, management of the Company and the Audit Committee of the Board of Directors, after discussion with Deloitte & Touche LLP, the Company's independent registered public accounting firm, concluded that the financial statements reported in the Company's Form 10-K for the fiscal year ended July 31, 2004 and the Form 10-Q filings for each of the fiscal quarters ended October 30, 2004 and January 29, 2005 should be restated because the Company's prior classification of allowances from developers (related to the construction of its stores) as a reduction of capital expenditures in the preparation of the balance sheets and statements of cash flows contained in such financial statements was in error. Accordingly, such previously filed financial statements should no longer be relied upon because of these errors.

The Company will restate the previously filed financial statements to correct the errors and expects to file restated financial statements as soon as practicable.

Attached is the press release issued by the Company in connection with the restatement, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibits

    99.1   Press Release dated April 19, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE NEIMAN MARCUS GROUP, INC.
                                                    (Registrant)


      Date: April 19, 2005        By:  /s/ Nelson A. Bangs
                                       -----------------------------------------
                                       Nelson A. Bangs
                                       Senior Vice President and General Counsel

                          THE NEIMAN MARCUS GROUP, INC.

                                  EXHIBIT INDEX


Exhibit No.              Description
99.1                     Press Release dated April 19, 2005.